UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2012

MEDCO HEALTH SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31312	22-3461740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Parsons Pond Drive, Franklin Lakes, NJ 07417

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 201-269-3400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 22, 2012, Medco Health Solutions Inc. (the “Company”) entered into a settlement agreement with the California Attorney General’s Office with regard to its inquiry into, among other things, the activities of a former consultant of the Company. The settlement agreement does not include any finding or admission of wrongdoing on the part of the Company or its employees. As part of the settlement, a complaint and stipulated final judgment were also filed in the California Superior Court on March 23, 2012. The stipulated final judgment requires that Medco take certain actions and does not constitute evidence of an admission by the Company regarding any issue of law or fact alleged in the complaint. The Company has agreed to pay the California Attorney General’s office $2.75 million in reimbursement of costs related to the inquiry and settlement. The stipulated judgment remains subject to judicial approval.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the complaint, settlement agreement, stipulated judgment and motion for entry of judgment, which are filed as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

On March 21, 2012, the independent members of the Company’s Board of Directors concluded their review of the matters subject to the California Attorney General’s inquiry and determined that: no employee violated any laws or regulations; no employee violated the Company’s Code of Conduct; and all employees acted ethically, with integrity, transparency and in good faith.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Complaint, titled The People of the State of California v. Medco Health Solutions, Inc., filed in the Superior Court of the State of California, County of San Francisco on March 23, 2012

99.2	Settlement Agreement and Release by and between Medco Health Solutions, Inc. and the California Attorney General’s Office, dated March 22, 2012

99.3	Stipulated Final Judgment of the Superior Court of the State of California, County of San Francisco

99.4	Joint Motion for Entry of Judgment filed in Superior Court of California, County of San Francisco on March 23, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCO HEALTH SOLUTIONS, INC.

Date: March 23, 2012	By:	/s/ Thomas M. Moriarty
Thomas M. Moriarty
General Counsel, Secretary and President, Global Pharmaceutical Strategies

EXHIBIT INDEX

Exhibit No.	Description

99.1	Complaint, titled The People of the State of California v. Medco Health Solutions, Inc., filed in the Superior Court of the State of California, County of San Francisco on March 23, 2012

99.2	Settlement Agreement and Release by and between Medco Health Solutions, Inc. and the California Attorney General’s Office, dated March 22, 2012

99.3	Stipulated Final Judgment of the Superior Court of the State of California, County of San Francisco

99.4	Joint Motion for Entry of Judgment filed in Superior Court of California, County of San Francisco on March 23, 2012